UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 18, 2015

NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

21575 Ridgetop Circle Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)
(571) 434-5400
(Registrant's telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.
On December 18, 2015, NeuStar, Inc., a Delaware corporation (“NeuStar” or the “Company”), completed its acquisition of the caller authentication business of Transaction Network Services, Inc., a Delaware corporation (“TNS” or the “Seller”), for approximately $220 million in cash (the “Acquisition”). Following the execution of the Asset Purchase Agreement between TNS and NeuStar, dated as of September 9, 2015 (the “Agreement”), the parties agreed to increase the amount of the indemnity escrow account from $10 million to $22 million and this amount has been deposited into a separate indemnity escrow account and will be available to satisfy post-closing indemnification claims. The consideration for the Acquisition was funded with cash-on-hand.
References to the terms of the Acquisition are qualified in their entirety by reference to the full text of the Agreement, which is incorporated herein by reference to Exhibit 2.1.
Item 7.01.    Regulation FD Disclosure.
On December 21, 2015, NeuStar issued a press release announcing the completion of the Acquisition and providing updated 2015 and 2016 guidance. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. The information set forth under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by this item are not being filed herewith. To the extent information is required by this item, it will be filed with the SEC by amendment as soon as practicable, but no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by this item is not being filed herewith. To the extent such information is required by this item, it will be filed with the SEC by amendment as soon as practicable, but no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

The following exhibits are filed as part of this Report.

Exhibit Number	Description

2.1
Asset Purchase Agreement, dated as of September 9, 2015, by and among Transaction Network Services, Inc., and NeuStar, Inc. incorporated herein by reference to the Company’s Current Report on Form 8-K, filed September 9, 2015.

99.1	Press Release, dated December 21, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeuStar, Inc.

Date:	December 21, 2015	By:	/s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description

2.1
Asset Purchase Agreement, dated as of September 9, 2015, by and among Transaction Network Services, Inc., and NeuStar, Inc. incorporated herein by reference to the Company’s Current Report on Form 8-K, filed September 9, 2015.

99.1	Press Release, dated December 21, 2015.